UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2026

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of Franklin Resources, Inc. (the “Company”) held on February 3, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company's 1998 Employee Stock Investment Plan ("ESIP"), to increase the number of shares of common stock, par value $0.10 per share, of the Company ("Common Stock") authorized for issuance under the ESIP by an additional 5,000,000 shares, and an amendment and restatement of the Company’s 2002 Universal Stock Incentive Plan (“USIP”), to increase the number of shares of Common Stock authorized for issuance under the USIP by an additional 25,000,000 shares.

Descriptions of the terms and conditions of the ESIP and the USIP are set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 22, 2025 (the “Proxy Statement”) under “Proposal No. 3" and "Proposal No. 4" in the Proxy Statement. The descriptions of the ESIP and the USIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the ESIP and the USIP included hereto as Exhibits 10.1 and 10.2 respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on February 3, 2026. The matters voted upon at the Annual Meeting and the final voting results were as follows:
1.To elect 11 directors to the Board to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Each of the 11 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mariann Byerwalter	419,280,152	4,885,527	340,572	35,609,072
Alexander S. Friedman	419,819,261	4,569,660	117,330	35,609,072
Gregory E. Johnson	421,408,958	2,966,769	130,524	35,609,072
Jennifer M. Johnson	422,358,874	2,019,863	127,514	35,609,072
Rupert H. Johnson, Jr.	421,346,982	3,038,372	120,897	35,609,072
John Y. Kim	419,087,961	5,087,340	330,950	35,609,072
Karen M. King	420,356,747	4,020,029	129,475	35,609,072
Anthony J. Noto	362,375,855	62,012,899	117,497	35,609,072
John W. Thiel	420,338,677	4,043,042	124,532	35,609,072
Seth H. Waugh	409,505,782	14,801,231	119,238	35,609,072
Geoffrey Y. Yang	404,085,486	20,299,241	121,524	35,609,072

2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.
The appointment of PricewaterhouseCoopers LLP was ratified, and the voting results are set forth below:

For	Against	Abstain
450,634,460	9,318,703	162,160

3.To approve an amendment and restatement of the ESIP which includes increasing the number of shares of Common Stock authorized for issuance under the ESIP by an additional 5,000,000 shares.
The amendment and restatement of the ESIP was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
422,037,543	2,307,785	160,923	35,609,072
4.To approve an amendment and restatement of the USIP which includes increasing the number of shares of Common Stock authorized for issuance under the USIP by an additional 25,000,000 shares.
The amendment and restatement of the USIP was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
369,232,427	55,107,898	165,926	35,609,072
5.To approve, on an advisory basis, the compensation of the Company's named executive officers.
The compensation of the Company's named executive officers was approved, on an advisory basis, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
393,580,868	30,606,567	318,816	35,609,072

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit	Description
10.1
Franklin Resources, Inc. 1998 Employee Stock Investment Plan (as amended and restated effective as of February 3, 2026), incorporated by reference to Appendix A to Registrant’s Definitive Proxy Statement on Schedule 14A filed on December 22, 2025 (File No. 001-09318)

10.2
Franklin Resources, Inc. 2002 Universal Stock Incentive Plan (as amended and restated effective as of February 3, 2026), incorporated by reference to Appendix B to Registrant’s Definitive Proxy Statement on Schedule 14A filed on December 22, 2025 (File No. 001-09318)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 5, 2026	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

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